                                                                       EXHIBIT 1

           DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1

Accounting Date:               11-Nov-02
Determination Date:            14-Nov-02
Monthly Payment Date:          15-Nov-02
Collection Period Ending:      31-Oct-02

I.   COLLECTION ACCOUNT SUMMARY


     Principal and Interest Payments Received (including Prepayments)                                              13,123,455.53
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                   166,086.41
     Current Monthly Interest Shortfall/Excess                                                                        -50,057.50
     Recoup of Collection Expenses                                                                                      2,240.64
     Amount of Withdrawal, if any, from Reserve Account                                                                     0.00
     Purchase Amounts for Repurchased Receivables                                                                           0.00

                                                                                                                   13,241,725.08

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                   2,641,163.00
     Amount of Interest Payments Received During the Collection Period for Receivables                              2,691,220.50
     Amount of Current Month Simple Interest Excess/Shortfall                                                         -50,057.50

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than
     .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)             7,500,025.52
     Beginning Reserve Account Balance                                                                              7,500,025.52
     Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                    0.00
     Reserve Account Withdrawals(to the extent that there are Interest or Principal payment shortfalls)                     0.00
     Reserve Account Investment Earnings                                                                                9,349.34
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account
     Balance and over-collateralization amounts has been met)                                                          -9,349.34
     Amount in Reserve Account as of Determination Date(excluding amount to be paid on next Payment Date)           7,500,025.52
     Total Ending Reserve Balance                                                                                   7,500,025.52
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
IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      2,691,220.50
    Scheduled Principal Payments Received                                                                           2,926,543.78
    Principal Prepayments Received                                                                                  7,505,691.25
    Total Interest and Principal Payments Received                                                                 13,123,455.53

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   181,979.90
    minus Reasonable Expenses                                                                                          15,893.49
    Net Liquidation Proceeds                                                                                          166,086.41
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     166,086.41

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   13,289,541.94
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  363,513,030.61
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      151,463.76

                                                                                                                        1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                        1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                  363,513,030.61
    Pool Balance as of the Current Accounting Date                                                                352,382,054.64
    Age of Pool in Months                                                                                                     44

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        359,877,900.30
    Aggregate Note Balance as of Current Accounting Date                                                          348,858,234.09
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
b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent              82               3,415,506.26         0.969%
    60-89 Days Delinquent              20                 367,702.73         0.104%
    90-119 Days Delinquent             20                 853,749.85         0.242%
    120+ Days Delinquent                0                       0.00         0.000%
    Current Period Defaults            19                 698,740.94         0.198%
    Cumulative Defaults               847              32,242,172.44         3.224%
    Cumulative Recoveries                              13,476,917.33         1.348%



    Current Month Realized Losses                                                                                     610,340.83
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.061%
    Preceding Realized Losses                                                                                         870,047.67
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.087%
    Second Preceding Realized Losses                                                                                  772,505.05
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.077%
    Cumulative Realized Losses                                                                                     18,765,255.11
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.877%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.35238086
                                                                                                                      0.34885823

a)                                                                                                                    151,463.76
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         441,844.18
    Class A-5                                                                                                         794,616.95
    Class A-6                                                                                                         322,902.77
    Class B                                                                                                           132,500.00
    Class C                                                                                                           120,500.00
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
                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              90,789,900.30         11,019,666.21     79,770,234.09
    Class A-5                                                             159,722,000.00                  0.00    159,722,000.00
    Class A-6                                                              64,366,000.00                  0.00     64,366,000.00
    Class B                                                                25,000,000.00                  0.00     25,000,000.00
    Class C                                                                20,000,000.00                  0.00     20,000,000.00


c)                                                                                                                    111,309.76
                                                                                                                      146,921.45


VIII POOL STATISTICS

                                                                                                                           8.82%
                                                                                                                             128


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       12,983,493.87
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                12,984,535.54

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              258,231.21



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